CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($)	3 Months Ended		12 Months Ended
	Jun. 30, 2019	Jun. 30, 2018	Mar. 31, 2019	Mar. 31, 2018
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Revenue
Operating expenses:
General and administrative expense	$ 244,951	$ 327,788	1,114,942	1,027,141
Research and development	28,792	111,939	254,006	1,194,629
Income (loss) from operations	(273,743)	(439,727)	(1,368,948)	(2,221,770)
Other income (expense):
Interest income	5	8	41	125
Gain on change in fair value of derivative liabilities				346
Total other expense			41	471
Net income (loss) before income tax			(1,368,907)	(2,221,299)
Income tax
Net income (loss)	$ (273,738)	$ (439,719)	$ (1,368,907)	$ (2,221,299)
Net income (loss) per share, basic and diluted	$ (0.01)	$ (0.02)	$ (0.05)	$ (0.09)
Weighted average number of shares outstanding, basic and diluted	32,855,287	28,164,587	30,090,416	25,883,774
Other income (expense):
Total other income (expense)	$ 5	$ 8